UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2025

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 4.250% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	WAL PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 11, 2025, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 101,678,688 representing 91.9% of the 110,616,314 shares outstanding and entitled to vote at the Annual Meeting. The Company's stockholders: elected all of the thirteen nominees for director; approved the non-binding advisory vote on executive compensation; and ratified the appointment of RSM US LLP as the Company's independent auditor for the fiscal year ending December 31, 2025. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected thirteen directors to each serve for a one-year term expiring in 2026. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce D. Beach	91,330,582	2,205,245	57,416	8,085,445
Juan R. Figuereo	93,088,166	419,858	85,219	8,085,445
Howard N. Gould	92,561,453	971,534	60,256	8,085,445
Greta Guggenheim	93,430,023	80,187	83,033	8,085,445
Christopher A. Halmy	93,361,269	149,222	82,752	8,085,445
Mary Chris Jammet	93,041,192	467,592	84,459	8,085,445
Marianne Boyd Johnson	91,505,541	2,004,634	83,068	8,085,445
Mary Tuuk Kuras	93,315,040	195,003	83,200	8,085,445
Robert P. Latta	92,174,490	1,359,875	58,878	8,085,445
Anthony T. Meola	93,333,563	197,905	61,775	8,085,445
Bryan K. Segedi	93,093,728	439,366	60,149	8,085,445
Donald D. Snyder	90,369,346	3,164,849	59,048	8,085,445
Kenneth A. Vecchione	93,154,840	382,227	56,176	8,085,445
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
88,810,203	4,596,511	186,529	8,085,445
Proposal 3 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
100,295,126	1,298,307	85,255	—

Item 9.01    Financial Statements and Exhibits
The following exhibits are being filed herewith:
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Vice Chairman and
Chief Financial Officer

Date:	June 11, 2025